Exhibit 99.2
EXXON MOBIL CORPORATION

2Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	2Q06	1Q06	4Q05	3Q05	2Q05
Upstream
United States	1,644	1,280	1,787	1,671	1,389
Non-U.S.	5,490	5,103	5,251	5,678	3,519
Total	7,134	6,383	7,038	7,349	4,908
Downstream
United States	1,354	679	1,158	1,109	999
Non-U.S.	1,131	592	1,232	1,019	1,022
Total	2,485	1,271	2,390	2,128	2,021
Chemical
United States	189	329	281	70	343
Non-U.S.	651	620	944	402	471
Total	840	949	1,225	472	814

Corporate and financing	(99)	(203)	57	(29)	(103)
Net income (U.S. GAAP)	10,360	8,400	10,710	9,920	7,640
Net income per common share (U.S. GAAP)	1.74	1.38	1.72	1.60	1.21
Net income per common share
- assuming dilution (U.S. GAAP)	1.72	1.37	1.71	1.58	1.20

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	1,620	0
Total	0	0	0	1,620	0
Downstream
United States	0	0	0	0	(200)
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	(200)
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	390	0	0
Total	0	0	390	0	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	390	1,620	(200)

Earnings Excluding Special Items $M
Upstream
United States	1,644	1,280	1,787	1,671	1,389
Non-U.S.	5,490	5,103	5,251	4,058	3,519
Total	7,134	6,383	7,038	5,729	4,908
Downstream
United States	1,354	679	1,158	1,109	1,199
Non-U.S.	1,131	592	1,232	1,019	1,022
Total	2,485	1,271	2,390	2,128	2,221
Chemical
United States	189	329	281	70	343
Non-U.S.	651	620	554	402	471
Total	840	949	835	472	814

Corporate and financing	(99)	(203)	57	(29)	(103)
Corporate total	10,360	8,400	10,320	8,300	7,840
EPS excluding Special Items - assuming dilution	1.72	1.37	1.65	1.32	1.23
EXXON MOBIL CORPORATION

2Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	2Q06	1Q06	4Q05	3Q05	2Q05
natural gas liquids, kbd
United States	434	442	431	439	500
Canada	300	332	356	317	355
Europe	511	563	539	516	554
Africa	808	741	795	688	583
Asia Pacific/Middle East	481	467	330	337	328
Russia/Caspian	125	114	131	106	98
Other	42	39	47	48	50
Total liquids production	2,701	2,698	2,629	2,451	2,468

Natural gas production available for sale, mcfd
United States	1,673	1,693	1,620	1,609	1,835
Canada	841	882	912	926	913
Europe	3,463	5,970	4,804	2,930	3,787
Asia Pacific/Middle East	2,616	2,462	2,303	2,096	2,020
Russia/Caspian	85	82	98	70	67
Other	91	89	85	85	87
Total natural gas production available for sale	8,769	11,178	9,822	7,716	8,709

Total worldwide liquids and gas production, koebd	4,162	4,561	4,266	3,737	3,919

Refinery throughput, kbd
United States	1,720	1,716	1,669	1,744	1,906
Canada	366	486	479	439	467
Europe	1,707	1,645	1,717	1,735	1,668
Asia Pacific	1,312	1,465	1,484	1,530	1,413
Other Non-U.S.	302	236	303	316	273
Total refinery throughput	5,407	5,548	5,652	5,764	5,727

Petroleum product sales, kbd (1)
United States	2,689	2,651	2,816	2,798	2,898
Canada	451	484	517	492	464
Europe	1,852	1,797	1,863	1,837	1,841
Asia Pacific	1,303	1,527	1,613	1,527	1,497
Other Non-U.S.	765	718	783	823	810
Total petroleum product sales	7,060	7,177	7,592	7,477	7,510

Gasolines, naphthas	2,875	2,735	2,969	2,992	3,024
Heating oils, kerosene, diesel	2,055	2,244	2,290	2,151	2,149
Aviation fuels	632	634	626	713	697
Heavy fuels	665	685	732	675	654
Specialty products	833	879	975	946	986
Total petroleum product sales	7,060	7,177	7,592	7,477	7,510

Chemical prime product sales, kt
United States	2,628	2,620	2,228	2,639	2,664
Non-U.S.	4,227	4,296	4,064	4,316	3,928
Total chemical prime product sales	6,855	6,916	6,292	6,955	6,592

(1) All petroleum product sales data is reported net of purchases/sales contracts with the same counterparty.

EXXON MOBIL CORPORATION

2Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	2Q06	1Q06	4Q05	3Q05	2Q05
United States
ExxonMobil
Crude ($/b)	63.84	55.99	52.23	56.97	45.58
Natural Gas ($/kcf)	6.39	8.20	11.34	7.88	6.45

Benchmarks
WTI ($/b)	70.36	63.28	59.99	63.05	53.03
ANS-WC ($/b)	68.74	60.87	57.87	60.79	50.04
Henry Hub ($/mbtu)	6.80	9.01	13.00	8.53	6.74

Non-U.S.
ExxonMobil
Crude ($/b)	65.12	57.05	53.02	58.24	47.55
Natural Gas ($/kcf)	6.67	7.42	6.99	5.61	5.25
European NG ($/kcf)	7.69	8.04	7.11	5.61	5.58

Benchmarks
Brent ($/b)	69.62	61.75	56.90	61.54	51.59

Capital and Exploration Expenditures, $M
Upstream
United States	619	548	542	628	531
Non-U.S.	3,313	3,539	3,852	2,958	3,147
Total	3,932	4,087	4,394	3,586	3,678
Downstream
United States	250	162	213	191	201
Non-U.S.	492	419	535	455	448
Total	742	581	748	646	649
Chemical
United States	64	63	61	54	73
Non-U.S.	122	81	108	108	102
Total	186	144	169	162	175
Other	41	12	20	20	35

Total Capital and Exploration Expenditures	4,901	4,824	5,331	4,414	4,537

Exploration Expense Charged to Income, $M
Consolidated - United States	36	63	54	29	53
- Non-U.S.	134	214	278	215	155
Non-consolidated - ExxonMobil share - United States	0	0	0	0	0
- Non-U.S.	0	3	0	5	7
Total Exploration Expense Charged to Income	170	280	332	249	215

Effective Income Tax Rate, %	44.2%	47.4%	41.1%	41.8%	41.4%

Common Shares Outstanding (millions)
At quarter end	5,945	6,050	6,133	6,222	6,305
Average - assuming dilution	6,030	6,126	6,211	6,303	6,370

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	11.3	14.6	10.5	15.7	9.0
Sales of subsidiaries, investments and PP&E	1.1	0.4	1.4	0.8	2.0
Cash flows from operations and asset sales	12.4	15.0	11.9	16.5	11.0

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the second quarter of 2006. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

2Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 2Q06 vs. 2Q05
$M
8000
7000
6000
5000
4000
3000
2000
1000
0
4,908
2,100
(160)
290
7,134
2Q05
Realization
Vol/Mix
Other
2Q06

Upstream 2Q06 vs. 1Q06
$M
8000
7000
6000
5000
4000
3000
2000
1000
0
6,383
340
(300)
710
7,134
1Q06
Realization
Vol/Mix
Other
2Q06

$M	2Q05	2Q06	2Q06 vs. 2Q05
U.S.	1,389	1,644	+255
Non-U.S.	3,519	5,490	+1,971
Total	4,908	7,134	+2,226

$M	1Q06	2Q06	2Q06 vs. 1Q06
U.S.	1,280	1,644	+364
Non-U.S.	5,103	5,490	+387
Total	6,383	7,134	+751

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

2Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 2Q06 vs. 2Q05
$M
3000
2500
2000
1500
1000
500
0
2,221
790
(350)
(180)
2,485
2Q05
Margin
Vol/Mix
Other
2Q06

Downstream 2Q06 vs. 1Q06
$M
3000
2500
2000
1500
1000
500
0
1,271
1,410
(110)
(90)
2,485
1Q06
Margin
Vol/Mix
Other
2Q06

$M	2Q05	2Q06	2Q06 vs. 2Q05
U.S.	1,199	1,354	+155
Non-U.S.	1,022	1,131	+109
Total	2,221	2,485	+264

$M	1Q06	2Q06	2Q06 vs. 1Q06
U.S.	679	1,354	+675
Non-U.S.	592	1,131	+539
Total	1,271	2,485	+1,214

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

2Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 2Q06 vs. 2Q05
$M
1500
1000
500
0
814
(160)
100
90
840
2Q05
Margin
Vol/Mix
Other
2Q06

Chemical 2Q06 vs. 1Q06
$M
1500
1000
500
0
949
(290)
70
110
840
1Q06
Margin
Vol/Mix
Other
2Q06

$M	2Q05	2Q06	2Q06 vs. 2Q05
U.S.	343	189	-154
Non-U.S.	471	651	+180
Total	814	840	+26

$M	1Q06	2Q06	2Q06 vs. 1Q06
U.S.	329	189	-140
Non-U.S.	620	651	+31
Total	949	840	-109

Note: Earnings exclude special items

ExxonMobil